================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) June 15, 2001
                                                      -------------


                         AmSouth Auto Receivables, LLC
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


       333-38676                                    63-1254677
------------------------       -------------------------------------------------
(Commission File Number)       (Registrant's I.R.S. Employer Identification No.)




1900 Fifth Avenue North, AmSouth-Sonat Tower, Birmingham, Alabama     35203
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                    (Zip Code)


                                (205) 326-5300
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


================================================================================

Item 5.  Other Events.

     Information relating to distributions to Noteholders for the Collection Period preceding the date of this Report of AmSouth Auto Trust 2000-1 in respect of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes, Class B Asset Backed Notes and Class C Asset Backed Notes (collectively, the "Notes") issued by AmSouth Auto Trust 2000-1 and the performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in a Monthly Servicing Report and a Monthly Noteholders Statement which are provided directly to the Indenture Trustee and indirectly provided to the Noteholders by the Indenture Trustee pursuant to the Sale and Servicing Agreement dated as of October 1, 2000 between AmSouth Auto Trust 2000-1, as Issuer, the Registrant, as Seller, AmSouth Bank, as Servicer, and The Bank of New York Trust Company of Florida, National Association, as Indenture Trustee (the "Agreement"). The Monthly Noteholders Statement and Monthly Servicing Report for the Collection Period preceding the date of this Report are attached hereto and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.


Exhibit
   No.    Document Description
-------   --------------------

99.1 Monthly Noteholders Statement for the Collection Period preceding the date of this Report relating to the Notes issued by AmSouth Auto Trust 2000-1.

99.2 Monthly Servicing Report for the Collection Period preceding the date of this Report relating to the Notes issued by AmSouth Auto Trust 2000-1.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



June 28, 2001                     AMSOUTH AUTO RECEIVABLES, LLC


                                    By: /s/ R. Mark Graf
                                       ---------------------------
                                    Name:  R. Mark Graf
                                    Title: President

                               INDEX TO EXHIBITS


Exhibit
   No.    Document Description
-------   --------------------

99.1 Monthly Noteholders Statement for the Collection Period preceding the date of this Report relating to the Notes issued by AmSouth Auto Trust 2000-1.

99.2 Monthly Servicing Report for the Collection Period preceding the date of this Report relating to the Notes issued by AmSouth Auto Trust 2000-1.